Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
Dated as of May 4, 2021
to
CREDIT AGREEMENT
Dated as of November 16, 2020
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 4, 2021 by and among The Allstate Corporation, a Delaware corporation (the “Company”), Allstate Insurance Company, an Illinois insurance company (“Allstate Insurance”), and Allstate Life Insurance Company, an Illinois insurance company ( “Allstate Life” and, together with the Company and Allstate Insurance, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent’), under that certain Credit Agreement, dated as of November 16, 2020, by and among the Company, Allstate Insurance, Allstate Life, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to (i) terminate Allstate Life as a Borrower under the Credit Agreement and (ii) make certain amendments to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. The parties hereto agree that, effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended to insert the following new terms and related definitions therein in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing terms and related definitions therein as follows:
““Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that, if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“FCA” has the meaning assigned to such term in Section 1.5.

“Insurance Company” means Allstate Insurance, solely prior to the consummation of the Specified Allstate Life Sale, Allstate Life, and any other Subsidiary that is an insurance company.

“Interest Period” means the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three, six or if made available by all of the Lenders, nine or twelve months thereafter, as the Company (on behalf of the applicable Borrower) may elect, provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“LIBOR” has the meaning assigned to such term in Section 1.5.

“Payment” has the meaning assigned to such term in Section 9.1(j).

“Payment Notice” has the meaning assigned to such term in Section 9.1(j).

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“Specified Allstate Life Sale” means the sale by Allstate Insurance, pursuant to the terms of that certain Stock Purchase Agreement, dated January 26, 2021, by and among Allstate Insurance, Allstate Financial Insurance Holdings Corporation and Everlake US Holdings Company, formerly Antelope US Holdings Company, (an affiliate of an investment fund associated with The Blackstone Group Inc.) (the “Buyer”), of all of the shares of the capital stock of Allstate Life to the Buyer.

“Subsidiary Borrowers” means Allstate Insurance and, solely prior to the consummation of the Specified Allstate Life Sale, Allstate Life.”

(b)Section 1.1 of the Credit Agreement is hereby further amended to delete the definition of “IBA” set forth therein in its entirety.
(c)The definition of “Debt” appearing in Section 1.1 of the Credit Agreement hereby amended to replace the reference to “Financial Accounting Standards Board ASC 10” therein with a reference to “Financial Accounting Standards Board ASC 810” therefor.

(d)Section 1.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Section 1.5    Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (the “FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (b) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (c) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 3.4(b) and Section 3.4(c) provide the mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 3.4(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 3.4(b) or Section 3.4(c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 3.4(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”
(e)Article II of the Credit Agreement is hereby amended to insert a new Section 2.11 therein immediately following Section 2.10 thereof as follows:
“Section 2.11    Termination of Allstate Life as a Borrower. The parties hereto agree that, effective upon the consummation of the Specified Allstate Life Sale, Allstate Life will be terminated as a “Subsidiary Borrower” and a “Borrower” under this Agreement. The Company will provide prompt notice to the Administrative Agent of the proposed date of the consummation of the Specified Allstate Life Sale as well as prompt notice of the actual consummation of the Specified Allstate Life Sale. The Company represents and warrants on the date of the consummation of the Specified Allstate Life Sale that no Loans made to Allstate Life are outstanding as of the date of the consummation of the Specified Allstate Life Sale and that all amounts payable by Allstate Life in respect of interest, fees and/or any other amounts payable under this Agreement have been paid in full on or prior to the date of the Specified Allstate Life Sale, and Allstate Life covenants and agrees to repay all Loans made to it and to pay all amounts payable by it in respect of interest, fees and/or any other amounts payable under this Agreement in full, in each case on or prior to the date of the Specified Allstate Life Sale.
(f)Section 3.4(e) of the Credit Agreement is hereby amended to remove the phrase “and its related Benchmark Replacement Date,” from clause (i) thereof.
(g)Section 6.7 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:
“It is understood and agreed that (i) this Section 6.7 shall not prohibit the consummation of the Specified Allstate Life Sale and (ii) for the avoidance of doubt, from and after the consummation of the Specified Allstate Life Sale, this Section 6.7 shall not apply to Allstate Life or the assets of Allstate Life.”
(h)Section 9.1(j) of the Credit Agreement is hereby amended to add a new subsection (j) therein as follows:
“(j)

(i)    Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative Agent to any Lender under this Section 9.1(j) shall be conclusive, absent manifest error.

(ii)    Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii)    Each Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by such Borrower, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds of any Borrower.

(iv)    Each party’s obligations under this Section 9.1(j) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.”

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent.
(b)The Administrative Agent shall have received payment of the Administrative Agent’s and its Affiliates’ expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.
3.Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as modified hereby are within such Borrower’s corporate powers and have been duly authorized by all necessary corporate or similar proceedings of such Borrower.
(b)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other laws affecting creditors’ rights and rights of creditors of insurers generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in Article 4 of the Credit Agreement (other than those contained in Section 4.4(c) and Section 4.5 of the Credit Agreement) are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect are true and correct in all respects) except to the extent that any such representations and warranties expressly relate to an earlier date (including those contained in Sections 4.4(a), 4.4(b) and 4.8 of the Credit Agreement), in which case such representations and warranties are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect are true and correct in all respects) on and as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.
(d)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
THE ALLSTATE CORPORATION

By: /s/ Mario Rizzo
Name: Mario Rizzo
Title: Executive Vice President and Chief Financial Officer

By: /s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Senior Vice President, Controller and Chief Accounting Officer

ALLSTATE INSURANCE COMPANY

By: /s/ Mario Rizzo
Name: Mario Rizzo
Title: Executive Vice President and Chief Financial Officer

By: /s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Senior Vice President, Controller and Chief Accounting Officer

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ Mario Imbarrato
Name: Mario Imbarrato
Title: Senior Vice President and Chief Financial Officer

By: /s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Senior Vice President and Controller

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Michelle S. Dagenhart
Name: Michelle S. Dagenhart
Title: Managing Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Chris Choi
Name: Chris Choi
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

BARCLAYS BANK PLC,
as a Lender

By: /s/ Anh Tran
Name: Anh Tran
Title: Assistant Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ David White
Name: David White
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

MUFG BANK, LTD.,
as a Lender

By: /s/ Rajiv Ranjan
Name: Rajiv Ranjan
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Callen M. Strunk
Name: Callen M. Strunk
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Chris McKean
Name: Chris McKean
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 16, 2020
The Allstate Corporation, et al